GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.
INDEX TO FINANCIAL STATEMENTS





                                                               PAGES


Report of Independent Auditors                                 F-1

Balance Sheets                                                 F-2

Statement of Operations                                        F-3

Statements of Stockholders' Equity                             F-4

Statements of Cash Flows                                       F-5

Notes to Financial Statements                                  F-6 through F-9

REPORT OF INDEPENDENT AUDITORS



CERTIFIED PUBLIC ACCOUNTANTS

SHENZHEN CHINA

    (CONFIDENTIAL)                              SZZXCPA (2003) NO. 18



                                Auditors' Report

GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD:

We have audited the accompanying balance sheets of Guangzhou Genghai Technology Development Co., Ltd. your company as of December 31, 2001 and December 31, 2002, and the related statements of operations, stockholders' equity and cash flows for the two years ended December 31, 2001 and December 31, 2002. The financial statements are the responsibility of the company's managements. Our responsibility is to express and opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the above audited financial statement referred to above fairly, in all material respects, the financial position of Guanghzhou Genghai Technology Development Co. Ltd., as of December 31, 2001 and December 31, 2002, in conformity with generally accepted accounting principles in the United States of America.


 [GRAPHIC OMITTED] SHENZHEN ZHONGXI            CHINESE CPA    [GRAPHIC OMITTED]

             CERTIFIED PUBLIC ACCOUNTANTS

                    SHENZHEN  CHINA                   MARCH 3, 2003

GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

BALANCE SHEETS

(EXPRESSED IN US DOLLARS)

                                                                               DECEMBER 31,      DECEMBER 31,
                                                                  NOTES                2002              2001
ASSETS

Current assets
       Cash and cash equivalents                                                $     8,172      $     42,421
       Accounts receivable                                          3               326,506                 -
       Inventories                                                                   48,399                 -
       Purchase deposits                                                            701,018            29,759
       Other current assets                                                          17,213            38,571
                                                                            ----------------    --------------

       Total current assets                                                       1,101,308           110,751

Investments in profit-sharing projects                                              458,915           573,209

Other intangible assets                                                              21,849            16,923

Plant and equipment, net                                            4                 9,617             3,691
                                                                            ----------------    --------------

Total assets                                                                    $ 1,591,689      $    704,574
                                                                            ================    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
       Short-term note payable                                                  $   128,678      $    108,434
       Accounts payable and accrued liabilities                                      26,444           116,505
                                                                            ----------------    --------------

Total liabilities                                                                   155,122           224,939

Stockholders' equity
       Registered capital                                                         1,204,819           602,410
       Retained earnings/(accumulated losses)                                       231,748          (122,775)
                                                                            ----------------    --------------

       Total stockholders' equity                                                 1,436,567           479,635
                                                                            ----------------    --------------

Total liabilities and stockholders' equipty                                     $ 1,591,689      $    704,574
                                                                            ================    ==============

See accompanying summary of accounting policies and notes to financial statements.


GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

STATEMENTS OF OPERATIONS

(EXPRESSED IN US DOLLARS)


                                                                                YEAR ENDED              YEAR ENDED
                                                                              DECEMBER 31,            DECEMBER 31,
                                                              NOTES                   2002                    2001
Net Sales                                                       2               $  559,036           $      38,953

Cost of sales                                                                      (89,836)                (81,458)
                                                                            --------------        ----------------

Gross profit                                                                       469,200                 (42,505)

Selling expenses                                                                   (50,703)                (11,559)

General and administrative expenses                                                (60,603)                (68,597)
                                                                            --------------        ----------------

Operating income/(loss)                                                            357,894                (122,661)

Financial expenses                                                                  (3,371)                   (114)
                                                                            --------------        ----------------

Income before income taxes                                                         354,523                (122,775)

Provision for income taxes                                      5                       -                        -
                                                                            --------------        ----------------

Net income/(loss)                                                               $  354,523           $    (122,775)
                                                                            ==============        ================

See accompanying summary of accounting policies and notes to financial statements.



GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

STATEMENTS OF STOCKHOLDERS' EQUITY

(EXPRESSED IN US DOLLARS)



                                                                                  TOTAL
                                           REGISTERED         RETAINED        STOCKHOLDERS'
                                            CAPITAL           EARNINGS            EQUITY
                                        ----------------  ---------------   -----------------
Balance, January 1, 2001                  $     602,410     $          -      $      602,410

Net income/(loss)                                     -         (122,775)           (122,775)

Dividends declared                                    -                -                   -
                                        ----------------  ---------------   -----------------

Balance, December 31, 2001                      602,410         (122,775)            479,635

Increase in registered capital                  602,409                -             602,409

Net income                                            -          354,523             354,523

Dividends declared                                    -                -                   -
                                        ----------------  ---------------   -----------------

Balance, December 31, 2002                $   1,204,819     $    231,748      $    1,436,567
                                        ================  ===============   =================

See accompanying summary of accounting policies and notes to financial statements.


GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

STATEMENTS OF CASH FLOWS

(EXPRESSED IN US DOLLARS)




                                                                                        YEAR ENDED           YEAR ENDED
                                                                                      DECEMBER 31,         DECEMBER 31,
                                                                                              2002                 2001
Cash flows from operating activities
      Net income/(loss)                                                                    354,523             (122,775)
           Adjustments to reconcile net income
           to net cash provided by operating activities
      Depreciation of plant and equipment                                                    1,410                  695
      Financial expenses                                                                     3,371                  114
      Changes in:
           Accounts receivable                                                            (326,506)                   -
           Inventories                                                                     (48,399)                   -
           Purchase deposits                                                              (671,259)             (29,759)
           Other current assets                                                             21,358              (38,571)
           Accounts payable and accrued liabilities                                        (90,061)             116,505
                                                                                 ------------------   ------------------

Net cash provided by operating activities                                                 (755,563)             (73,791)
                                                                                 ------------------   ------------------

Cash flows from return on investments and servicing of finance
      Financial expenses                                                                    (3,371)                (114)
                                                                                 ------------------   ------------------

Cash flows used in investing activities
      (Investment in)/liquidation of profit sharing projects                               114,294             (573,209)
      Increase in other intangible assets                                                   (4,926)             (16,923)
      Acquisition of plant and equipment                                                    (7,336)              (4,386)
                                                                                 ------------------   ------------------

Cash flows from financing activities
      Issuance of short-term note payable                                                   20,244              108,434
      Increase of registered capital                                                       602,409                    -
                                                                                 ------------------   ------------------

Net increase in cash and cash equivalents                                                  (34,249)            (559,989)

Cash and cash equivalents at beginning of period                                            42,421              602,410
                                                                                 ------------------   ------------------

Cash and cash equivalents at end of period                                                   8,172               42,421
                                                                                 ==================   ==================

See accompanying summary of accounting policies and notes to financial statements.


GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN US DOLLARS)



NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Guangzhou Genghai Technology Development Co., Ltd. ("the Company") was established in the People's Republic of China (the "PRC") on September 14, 2000 with limited liability. The principal activities of the Company are manufacturing and sale of medical equipment and investment in profit sharing projects involving the use of the Company's medical equipment and proprietary know-how in the PRC.



NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of accounting
-------------------
The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

Foreign currency translation and transactions
---------------------------------------------
The functional currency of the Company is Reminbi ("RMB"), the lawful currency of the PRC and the financial records are maintained and the financial statements prepared in RMB. Foreign currency transactions during the period are translated into RMB according to the exchange rates ruling at the transaction dates. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into RMB at year end exchange rates. When assets, liabilities and equity denominated in RMB are translated into United States Dollars ("US$"), translation adjustments are included as a component of stockholder's equity.

For the purpose of preparing these financial statements, the financial statements in RMB have been translated into United States Dollars at US$1.00 =RMB8.3.

Revenue recognition
-------------------
Sales revenue is recognized upon the transfer of legal title of the medical equipment to the customers. For returns on profit sharing projects, revenue is recognized upon the declaration of shared profit attributable to the Company from a participated joint venture.

Cash and cash equivalents
-------------------------
Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN US DOLLARS)



NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES (CONT'D)

Accounts receivable and concentration of credit risk
----------------------------------------------------
During the normal course of business, the Company extends unsecured credit to its customers. The collectibility of debts owed by its customers depends substantially on the financial condition and cash flow position of its customers. The Company reviews regularly the credit status of each customer on a case by case basis and the provision of doubtful accounts is recorded based on the management's assessment of the credit status of its customers.

Plant, equipment and depreciation
---------------------------------
Plant and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets at the rates of 20% per annum.

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to plant and equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

Long-lived assets
-----------------
The Company periodically reviews its long-lived assets for impairment based upon the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

Income taxes
------------
The Company accounts for income taxes using the liability method, which requires an entity to recognize deferred tax liabilities and assets. Deferred income taxes are recognized based on the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements which will result in taxable or deductible amounts in future years. Further, the effects of enacted tax laws or rate changes are included as part of deferred tax expense or benefits in the year that covers the enactment in the near future date. A valuation allowance will be provided when there is an uncertainty that a deferred tax benefit will be realized.

GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN US DOLLARS)


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES (CONT'D)

Fair values of financial instruments
------------------------------------
The carrying amounts of certain financial instruments, including cash, accounts receivable and accounts payable approximate their fair values as of December 31, 2002 because of the relatively short-term maturity of these instruments.

Use of estimates
----------------
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Among the more significant estimates included in the financial statements are the allowance for doubtful accounts, provision for inventory obsolescence and slow moving items, and deferred income tax liability. Actual results could differ from those estimates.



NOTE 3 - ACCOUNTS RECEIVABLE


                                               December 31,       December 31,
                                                       2002               2001

Accounts receivable                                $326,506
Less: Allowance for doubtful accounts                     -                  -
                                             --------------      -------------

                                                   $326,506                  -
                                                   ========             ======


NOTE 4 - PLANT AND EQUIPMENT, NET

                                               December 31,       December 31,
                                                       2002               2001

Furniture, fixtures and equipments                  $11,722            $ 4,386
Less: Accumulated depreciation                        2,105                695
                                             --------------      -------------

                                                    $ 9,617            $ 3,691
                                                    =======            =======

GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN US DOLLARS)


NOTE 5 - INCOME TAXES
Under the PRC laws and regulations, high-tech medical equipment business will enjoy certain tax holidays and the Company's net income for the year ended December 31, 2002 was not subject to the PRC income tax.

Deferred income tax is not provided as the Company does not have any material tax exposure due to timing differences.



NOTE 6 - ECONOMIC DEPENDENCE

The Company's manufacturing operations are supported by a single privately owned enterprise established in the PRC with no written long-term processing agreement entered between the Company and that subcontractor. Under the existing business arrangement, that subcontractor provides the factory premises, utilities, the workers and supplementary materials at a fee. There is no assurance that the subcontractor's premises and workforce are sufficient to handle an increase in production orders should the Company's business expand or that the Company can locate another third party subcontractor who can handle the Company's production on as favorable terms as those existing with that subcontractor.